                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           ________________________


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE


                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


       Date of Report(Date of Earliest Event Reported): March 20, 1995



                            NATIONSBANK CORPORATION
      ------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)




           North Carolina             1-6523              56-0906609
      ------------------------     -------------      -------------------
      (State of Incorporation)     (Commission        (IRS Employer
                                   File Number)       Identification No.)





       NationsBank Corporate Center, Charlotte, North Carolina    28255
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(Address of Principal Executive Offices)                      (Zip Code)



                                (704) 386-5000
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             (Registrant's Telephone Number, including Area Code)

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ITEM 5.  OTHER EVENTS.

On March 20, 1995, the Registrant intends to initiate the public offering of senior debt securities pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 33-57533

The financial information included in Item 7 is being filed to facilitate the sale of such securities.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


    (c) Exhibits


        The following exhibits are filed herewith:


        EXHIBIT NO.              DESCRIPTION OF EXHIBIT

        12.1 Computation of Ratio of Earnings to Fixed Charges for each of the years in the five-year period ended December 31, 1994

        23            Consent of Price Waterhouse LLP

        28.1 Financial Summary, Management's Discussion and Analysis of Financial Condition and Results of Operations

                      Six-Year Consolidated Statistical Summary

        28.2 Financial Statements of NationsBank Corporation including the following:

                      Report of Management
                      Report of Independent Accountants
                      Consolidated Statement of Income for the three years
                         ended December 31, 1994
                      Consolidated Balance Sheet at December 31, 1994 and 1993 Consolidated Statement of Cash Flows for the three years ended December 31, 1994
                      Consolidated Statement of Changes in Shareholders' Equity
                         for the three years ended December 31, 1994
                      Notes to Consolidated Financial Statements

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                                NATIONSBANK CORPORATION

                                                By: /s/   Marc. D. Oken
                                                ----------------------------
                                                Marc D. Oken
                                                Executive Vice President
                                                and Chief Accounting Officer


Dated: March 20, 1995

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                            NATIONSBANK CORPORATION



                                   FORM 8-K


                                 EXHIBIT INDEX



        EXHIBIT NO.              DESCRIPTION OF EXHIBIT

        12.1 Computation of Ratio of Earnings to Fixed Charges for each of the years in the five-year period ended December 31, 1994

        23                       Consent of Price Waterhouse LLP

        28.1 Financial Summary, Management's Discussion and Analysis of Financial Condition and Results of Operations

                                 Six-Year Consolidated Statistical Summary

        28.2 Financial Statements of NationsBank Corporation including the following:

                                 Report of Management
                                 Report of Independent Accountants
                                 Consolidated Statement of Income for the three
                                    years ended December 31, 1994
                                 Consolidated Balance Sheet at December 31,
                                    1994 and 1993
                                 Consolidated Statement of Cash Flows for the
                                    three years ended December 31, 1994
                                 Consolidated Statement of Changes in
                                    Shareholders' Equity for the three years ended December 31, 1994
                                 Notes to Consolidated Financial Statements